Q3 2026 Earnings Presentation November 4, 2026

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. These statements include, without limitation, statements regarding the Company’s financial guidance and outlook, including anticipated revenues and Adjusted EBITDA; the amount, timing and funding of the Company’s Data Analytics capital investment plan and the expected benefits thereof; anticipated revenues under the Company’s long-term contracts, including the long-term supply agreement with ProFrac Services, LLC and the minimum purchase requirements thereunder, the Lease Agreement and the Utility Support Contract; the total term of such contracts and the likelihood of their extension, renewal or early termination; the timing of the scaling and deployment of equipment; the total power capacity and operating performance of equipment once deployed; the Company’s ability to perform under and satisfy the terms and conditions of its contracts; the expansion of the Company’s technologies into new markets and applications, including behind-the-meter power generation and other industrial and infrastructure applications; and the expected growth of the Company’s international operations. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates, may, could, should, target, forecast, project, potential and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include, without limitation: the Company’s dependence on ProFrac Services, LLC, a related party, for a significant portion of its revenue, and the effect of changes in ProFrac’s activity levels, financial condition or purchasing decisions; the Company’s indebtedness, including its term loan and asset-based loan, and its ability to comply with the covenants and other restrictions thereunder; the Company’s ability to execute its capital investment plan on budget and on schedule; demand for and pricing of the Company’s products and services, which are affected by oil and natural gas prices and drilling and completion activity; the Company’s ability to successfully commercialize its technologies outside of oil and gas; risks associated with international operations, including in the Middle East; the outcome of the pending shareholder litigation described in the Company’s Securities and Exchange Commission filings and any other investigations or legal proceedings; and risks related to the Company’s projects that are outside the Company’s control, including, without limitation, securing fuel supply, international logistics, obtaining permits and governmental approvals, satisfying bonding, performance security and financing requirements, third-party equipment delivery, construction execution and scheduling, meeting execution deadlines and integrating systems, political and regulatory developments, actions taken by governmental, regulatory or oversight authorities, changes in government policy, tariffs and trade restrictions, geopolitical instability or armed conflicts, severe weather events, and other factors that could impact project timing, costs or performance. Further information about the risks and uncertainties that may impact the Company is set forth in the Company’s most recent filings with the Securities and Exchange Commission on Form 10-K, Form 10-Q and Form 8-K (including, without limitation, in the “Risk Factors” sections thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in the earnings press release and the appendix in this presentation for the most directly comparable GAAP measure. // 2

65% 35% 3Q25 55% 45% 3Q26 Transformation to Data-Driven Growth // 3 THE CONVERGENCE OF INNOVATIVE DATA AND CHEMISTRY SOLUTIONS Transforming business through real-time data, monitoring and process control across the energy & infrastructure value chain utilizing proprietary technologies Data Analytics Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Chemistry Technologies FLOTEK INDUSTRIES PROFILE: Founded: 1985 Employees: 160 Headquarters: Houston Patents: >130 Segment Gross Profit Contribution: $27.4MM$17.8MM

COMPLETION CHEMISTRY FRAC POWER GENERATION RVP & TRANSMIX MONITORING TREATMENT/STABILIZATION FLARE MONITORING DATA CENTER POWER GRID POWER TERMINAL & STORAGE MONITORING LNG TERMINALING AND EXPORTATION WATER TREATMENT ACID TREATMENT CEMENTING ADDITIVES // 4 Flotek: Expanding Addressable Market THE CONVERGENCE OF INNOVATIVE DATA AND CHEMISTRY SOLUTIONS

3Q26 3Q25 % Change Revenue $ 114.4 $ 56.0 104% Gross Profit $ 27.4 $ 17.8 54% Net Income $ 13.3 $ 20.4 (35)% Adj. EBITDA* $ 19.5 $ 10.4 87% Diluted EPS $ 0.34 $ 0.53 (36)% • Total revenue reached $114.4 million, more than doubling from the year-ago quarter • Revenue, net income, and Adjusted EBITDA* increased in every quarter of 2026 • Full year 2026 guidance raised on strong year-to-date results and 4th quarter outlook • Term loan closed in September expected to fund expanded Data Analytics capital plan • 3Q25 net income and EPS included $12.6 million non-cash tax benefit Flotek: 3Q 2026 Highlights // 5 *Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure. Calculations above do not add back non-cash amortization of contract assets totaling $2.4 million and $1.3 million during the third quarters of 2026 and 2025, respectively. $MM (except per share) HIGHEST QUARTERLY REVENUE IN PAST 12 YEARS

-$30 -$4 $15 $33 -5% 13% 21% 25% -7% -2% 3% 8% 13% 18% 23% 28% -$40 -$20 $0 $20 $40 $60 2022 2023 2024 2025 2026** G ro ss M ar gi n A dj . E BI TD A * ($ M M ) Gross Margin // 6 *Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure. Calculations above do not add back non-cash amortization of contract assets totaling $3.4 million, $5 million, $5.6 million, and $6.3 million during the years ended December 31, 2022, 2023, 2024 and 2025, respectively. ** A non-GAAP measure. See the “Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings” tables in the appendix for more information about this measure. We are unable to reconcile this forward-looking non-GAAP measure to the most directly comparable GAAP measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP measure, including, among other items, certain stock-based compensation costs and interest costs related to fluctuations in borrowings outstanding under the Company’s asset based loan and fluctuations in interest rates. These items do not impact the non-GAAP measure. Guidance does not add back expected non-cash amortization of contract assets totaling approx $9.3 million during 2026. $59-62 Metric Previous Guidance Range New Guidance Range New Midpoint Vs. 2025 Revenue: $360MM - $370MM $382MM - $390MM +63% Adj. EBITDA**: $50MM - $54MM $59MM - $62MM +83% FY 2026 UPDATED GUIDANCE Represents the third increase to 2026 guidance. Transformational Growth Storyline Continues UPDATED GUIDANCE PROJECTS STRONG GROWTH METRICS VS 2025

$120 Million Term Loan Facility // 7 (1) Using mid-point of 2026 Adjusted EBITDA guidance and net debt as of September 30, 2026. We are unable to reconcile our forward-looking Adjusted EBITDA guidance, a non-GAAP financial measure, to the most directly comparable GAAP financial measure, net income (loss), without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP financial measure, including, among other items, certain stock-based compensation costs and interest costs related to fluctuations in borrowings under the Company's asset-based loan and fluctuations in interest rates. These items do not impact the non-GAAP financial measure and could be material to future net income (loss). Guidance does not add back non-cash amortization of contract assets estimated to total approximately $9.3 million during full-year 2026. See the "Unaudited Reconciliation of Non- GAAP Items & Non-Cash Items Impacting Earnings" section in this presentation for more information about these measures. INCREMENTAL LIQUIDITY TO SUPPORT CONTINUED GROWTH FACILITY STRUCTURE $120MM Term Loan Facility $75MM $15MM $30MM Funded at close Committed delayed draw Lender consent $20MM ABL remains in place · maturity extended to 10/31/27 5-Year Tenor Matures Sept. 2031 SOFR + 650 Floating-rate coupon 2-Year Holiday No required principal payments • Closed September 2026: − $75MM funded at closing − $15MM committed delayed draw, available through June 30, 2027 (subject to leverage ratio test) − $30MM delayed draw subject to lender consent, available through March 31, 2028 (subject to leverage ratio test) • Initial proceeds repay prior $40MM term loan; balance expected to fund 2027 Data Analytics growth capex, working capital and other general purposes • 9/30/26 leverage ratio of 0.9x(1)

$6.1 $7.1 $2.8 $11.0 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 3Q25 3Q26 Data Analytics Revenue Related Party Revenue External Revenue 3Q26 EXTERNAL REVENUE EXCEEDED TOTAL SEGMENT REVENUE IN YEAR-AGO QUARTER • Percentage of revenue from external customers increased to 61% in 3Q26 vs 31% in 3Q25 // 8 *Service revenues include rental related revenues Revenue Mix Data Analytics: Rapid and Scalable Growth $18.1 $8.9 $MM 79% 21% 3Q 2026 % of Service Revenue* % of Product Revenue

POSITIONS VERACAL FOR REFINERY FLARE MONITORING // 9 Data Analytics: New EPA Approval EPA Approval: October 20, 2026 • EPA-approved alternative to gas chromatography for refinery flare gas (MACT CC) ¹ • The Company believes it positions VeraCAL across the 130 operable U.S. refineries ² • Flare monitoring rules recently extended to certain chemical and gasoline distribution sites Oct. 20, 2026 EPA approval letter 130 Operable U.S. refineries² 2nd EPA alternative-method approval for VeraCAL ¹ 40 CFR Part 63, Subpart CC; EPA ALT-163, issued to JP3 Measurement LLC, a Flotek subsidiary. ² EIA Refinery Capacity Report (June 2026).

Data Analytics: Power Services

POWER SERVICES CONTINUES ITS RAPID GROWTH TRAJECTORY

FTK LISTED NYSE

CURRENT FOOTPRINT

Over 4 GW	75+ sites	1.2 GW	24/7	41 Skids
Supporting distributed and conventional generation	Active e-frac and natural-gas fleets	Conventional & Behind-the-Meter Power	Monitoring and field-service operating model	PWRtek Skids Deployed / in service

RECENT ACCOMPLISHMENTS

- $14.3 MM in 3Q26 Power Services Revenue
- >$100MM in Power Services contracted backlog
- Secured long-term loan to fund build out of next generation NGD skids


PWRtek

New NGD Skid that provides Control, Conditioning, and Distribution in one system. Arrival in 2027.

// 10

FLOTEK

// 11 Real-Time Measure Composition, BTU, methane number, Wobbe Real-Time Conditioning Pressure control, remove liquids, stabilize, blend to target Distribute and Isolate Low-pressure gas distributed site-wide to the HHP fleet Monitor and Analyze Live status, controls, alarms, Integration, and history Protected Generation Fewer derates, no shutdowns, improved economics, and Warranty protection GPA 2172 First optical analyzer to meet Standard ~0-15 sec Measurement time VIPER Live data and control Data Analytics: Power Services ACTIVE ON +50% OF DOMESTIC NATURAL GAS FLEETS BY YEAR END

DETECT Identify composition, Wobbe Index and methane-number changes upstream CONTROL Pressure control and fuel conditioning before variability reaches assets ISOLATE Maintain dedicated generator feeds and remove equipment without interruption PROVE Record alarms, fuel conditions and control actions through Viper and SCADA 7 Power/HVAC Optimization Emission/Noise Reduction Custody Transfer Gas Conditioning Real Time Measurement // 12 Data Analytics: Behind the Meter Ecosystem ELECTRICAL RELIABILITY SERVICES (ERS) OFFERS UNIQUE AND RAPID SCALE OPPORTUNITY

Data Analytics: Digital Valuation

DIGITAL VALUATION CONTINUES TO EXPAND DATA ANALYTICS MARKET GROWTH

FTK LISTED NYSE

CURRENT FOOTPRINT & MARKET

135	GPA 2172	1.4MM	698k	93k
Digital Valuation units deployed or on order	First optical spectrometer to achieve (Nov 2025)	Producing U.S. wells[1]	U.S. well pads[1]	Active U.S. custody transfer sites[2]

MARKET POTENTIAL

RECENT ACCOMPLISHMENTS

- Third Quarter Digital Valuation Revenue up 159% sequentially
- Grew from 25 active in 2025 to 135 deployed or on order in 2026
- Production Surveillance Trial converted to 8 new DAAS Systems
- XSPCT™ first optical spectrometer to achieve GPA 2172 (Nov 2025)


PRODUCT
OF THE YEAR
2026
XSPCT analyzer measuring crude quality in the Permian Basin

[1] U.S. EPA, Information Collection Request Supporting Statement, EPA ICR No. 2548.01: Oil and Natural Gas Sector (2016), p. 1: "almost 1.4 million producing oil and gas wells at approximately 698,800 well sites (onshore production facilities)."
[2] Estimated assuming 30 wells per 1 Crude LACT unit and 1 Natural Gas Custody transfer location, does not include Pipeline interconnects or metering stations which are also potential locations.

// 13

FLOTEK

Data Analytics: Digital Valuation Services & Markets

CUSTOMERS CAN MAXIMIZE THEIR PRODUCTION VALUE AND OPERATIONAL EFFICIENCY

FTK LISTED NYSE

PRODUCTION SURVEILLANCE



COMPLETION & EOR

Maximize Production Visibility

Improve well completions or injections by measuring real-time variables from well flowback, providing data to eliminate engineering variables and improve future completion and injection designs.

Estimated Mkt Size: 1.4MM Producing US Wells (1)

OPERATIONAL UPLIFT



PRODUCTION MEASUREMENT & ALLOCATION

RVP and Vapor Recovery Unit Optimization

Production monitoring, blending, and stabilization. Durable, fast, full-composition measurements let you optimize your crude, gas, and condensate value.

Estimated Mkt Size: 698k US Well Pads (1)

ALLOCATION IMPROVEMENT



CUSTODY TRANSFER & PROCESSING

Monitoring & Blending

Measure real-time composition and hydrocarbon quality (API gravity, distillation curve, heating value) that spot samples and GCs miss.

Estimated Mkt Size: 93k Active US CT Sites (2)

(1) U.S. EPA. "Information Collection Request Supporting Statement, EPA ICR No. 2548.01: Oil and Natural Gas Sector" (2016), p. 1: "almost 1.4 million producing oil and gas wells at approximately 698,800 well sites (onshore production facilities)." [epa.gov/.../oil-natural-gas-icr-supporting-statement-epa-icr-2548-01.pdf](https://www.epa.gov/sites/default/files/2016-11/documents/oil-natural-gas-icr-supporting-statement-epa-icr-2548-01.pdf)
(2) Estimated assuming 30 wells per 1 Crude LACT unit and 1 Natural Gas Custody transfer location, does not include Pipeline interconnects or metering stations which are also potential locations.

// 14

FLOTEK

Chemistry Technologies: Market Growth // 15 • Strongest quarter of chemistry sales since 2017 • First time quarterly revenue under Chemistry Supply Agreement exceeds $50MM • 3Q26 International Chemistry revenue totaled $28.4MM, up more than 12X from year ago quarter • Convergence of Real-time Data and Chemistry to emerge as growth opportunity INTERNATIONAL GROWTH HELPS TO DIVERSIFY REVENUE $MM $27.0 $50.3 $20.2 $46.0 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 3Q25 3Q26 Total Chemistry Revenue Related Party Revenue External Chem. Revenue $47.2 $96.3

$2.2 $28.4 $- $5 $10 $15 $20 $25 $30 3Q25 3Q26 International Revenue Chemistry Technologies: International Growth // 16 • International revenues were 25% of total 3Q26 revenue vs 4% in 3Q25 • Primary chemistry supplier for unconventional operations in Saudi Arabia • Extended supply operation supports activity through mid-2027 $MM INTERNATIONAL SALES EXPECTED TO REMAIN STRONG IN 4Q26

Flotek Industries

FTK LISTED NYSE

AN INDUSTRIALIZED PIVOT TO DATA DRIVEN GROWTH

Flotek Industries (FTK)



$42.50
$37.50
$32.50
$27.50
$22.50
$17.50
$12.50
$7.50
$2.50
688%
2023
2024
2025
2026

Industry: Energy & Technology

$mm	2025	2026 Md Pt
Revenue	$237	$386***
Net Income	$30.5	N/A***
Adj EBITDA**	$32.8	$60.5***
$mm	**12/31/25**	**9/30/26**
Net Debt	$37	$56.7
Leverage Ratio	1.1X	0.9X (a)
Market Cap	$519	$1,062

(a) Mid-point 2026 guidance

Flotek: Turnaround Story

- **Leadership:** New Executive Team 2023: Common Stock +688%* through Sep 30th '26
- **Growing Profits:** 3Q26 YoY Adj. EBITDA** increased 87%
- **Proven Momentum**: 3 Straight Years of Adjusted EBITDA** Growth

The Convergence of Real-time Data & Chemistry

- **Cycle-Resistant Revenue:** Long-term contracts help to mitigate commodity price volatility
- **Differentiated Tech:** Innovative Data and Chemistry solutions deliver superior value
- **Market Opportunities:** Expanded and Diversified Addressable Market

Proprietary Tech Fuels Recurring, High-Margin Growth

- **PWRtek ™ :** Plan to expand fleet of gas conditioning and distribution equipment in 2027
- **XSPCT ™ :** 2026 Winner of Product of the Year at Analyzer Tech Conference
- **VeraCal ™ :** 2nd EPA approval received further expanding flare monitoring opportunities

**New CEO Announced: June 6, 2023 closing stock price: $3.72 compared to September 30, 2026 closing stock price: $29.32*
***Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure.*
****A non-GAAP measure. See the "Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings" tables in the appendix for more information about this measure. We are unable to reconcile this forward-looking non-GAAP measure to the most directly comparable GAAP measure without unreasonable efforts, as we are unable to predict with a reasonable degree of certainty the impact of certain items that would be expected to impact the GAAP measure, including, among other items, certain stock-based compensation costs and interest costs related to fluctuations in borrowings outstanding under the Company's asset based loan and fluctuations in interest rates. These items do not impact the non-GAAP measure. $60.5 million reflects the mid-point of 2026 guidance as shown on slide 6 and does not add back expected non-cash amortization of contract assets totaling approx $9.3 million.*

// 17

FLOTEK

// 18 INVEST: Houston 3rd Edition Leadership Summit November 5th 2026 JW Marriott Houston, TX Roth Technology Conference November 17-19th 2026 Hard Rock Hotel New York, NY DEP Permian BBQ November 10-11th 2026 Scharbauer Sports Complex Midland, TX DEP NY Executive Series December 3rd 2026 Nasdaq MarketSite New York, NY Investor Contact: Mike Critelli ir@flotekind.com Roth Deer Valley December 9-12th 2026 Park City, UT Upcoming 2026 Events JOIN US

Appendix

Case Study: Real-Time Field Gas Blending

FTK LISTED NYSE

PWRTEK'S REAL-TIME MEASUREMENT AND BLENDING FIELD GAS SYSTEM

PWRtek

Customer Challenge

Large OFS Power producer was struggling with uptime and equipment failures when using field gas. Field gas often has extreme variability and contaminants that cause engine knock, derates, and downtime on conventional systems.

Our Approach

PWRtek's real-time measurement technology, closed-loop blending and PID control can maintain optimal engine fuel quality for customers. This provides customers with safe real-time dynamic substitution of variable field gas while integrating with clients CNG for on-site power generation.

Client Results

During a severe gas quality disturbance, the platform-maintained target Methane Number (~66.3) with zero engine events and achieved >92% field gas substitution. It delivered \$3.1M–\$5.5M in annual value per 40 MW spread through fuel cost savings, efficiency gains, reduced maintenance, and ESG monetization. Client accomplished zero down-time over 14 days.


OUTPUT FUEL (MN)
BLENDING VALVE POSTION



Patent No.: US 12,378,922 B1
Date of Patent: Aug. 5, 2025

VALUE STREAM	ANNUAL IMPACT	WHAT IT DELIVERS
Fuel Cost Elimination	\$1.3M – \$1.7M	Switch from purchased pipeline gas/diesel to near-zero marginal cost field gas
Maintenance Cycle Extension	\$0.6M – \$1.6M	Fewer knock events, stable combustion, longer overhaul intervals, less downtime
Power & Efficiency Recovery	\$1.0M – \$1.7M	Higher output, reduced derating, optimized performance
Emissions & ESG Value	\$0.2M – \$0.5M	Lower emissions and operator regulatory compliance credits
TOTAL	\$3.1M – \$5.5M	6x -10x CUSTOMER ROI

// 20

FLOTEK

Power Services Technology

PATENTED TECHNOLOGY ENABLES SCALABLE, LOW COST, GRID-FREE ENERGY, & ENGINE PROTECTION

FTK
LISTED
NYSE

Alternative Fuel Source

- City Gas
- CNG
- Field Gas
- Waste/Biogas

Incumbent Fuel Source

- Diesel (Blending Substitute)

PWRtek

Engine Control Module

Measure	Control	Distribute
BTU	ESD Protection	Pressure
CH_4 Number	Liquids Separation	Temperature
HHV	Blending	Plug N Play
LHV	Scrubbing	Redundancy
Wobbe Index	Durability	Optimize Volume
H_2S and CO_2	Efficiency	
Volume	Smaller Footprint	
Density	Emissions	

Reciprocating Engine





Gas Turbine

// 21

FLOTEK

// 22 Recent Financials Unaudited Condensed Consolidated Balance Sheets (in thousands, except per share data)

Recent Financials Unaudited Condensed Consolidated Statements of Operations (in thousands, except per share data) // 23

// 24 Recent Financials Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

// 25 1) Management believes that EBITDA and Adjusted EBITDA for the three and nine months ended September 30, 2026 and 2025 are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the adjustments made to net income for certain non-cash or non-recurring items noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial, compensation and operational objectives. Adjusted EBITDA as presented above does not add back non-cash amortization of contract assets totaling $2.4 million and $1.3 million during the three months ended September 30, 2026 and 2025, respectively, and amortization of contract assets totaling $7.1 million and $4.2 million during the nine months ended September 30, 2026 and 2025, respectively. 2) Includes $4.4 million of expenses for the nine months ended September 30, 2025 related to an asset acquisition. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)

// 26 1) Management believes that EBITDA and Adjusted EBITDA for the three months ended June 30, 2026 and three months ended March 31, 2026 are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the adjustments made to net income for certain non-cash or non-recurring items noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial, compensation and operational objectives. Adjusted EBITDA as presented above does not add back non-cash amortization of contract assets totaling $2.4 million and $2.2 million during the three months ended June 30, 2026 and three months ended March 31, 2026, respectively. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)

// 27 1) Management believes that EBITDA and Adjusted EBITDA for the twelve months ended December 31, 2022, 2023, 2024 and 2025 are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the adjustments made to net income for certain non-cash or non-recurring items noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial, compensation and operational objectives. Adjusted EBITDA as presented above does not add back non-cash amortization of contract assets totaling $3.4 million, $5.0 million, $5.6 million and $6.3 million for the years ended December 31, 2022, 2023, 2024 and 2025, respectively. 2) Includes $4.4 million of expenses related to an asset acquisition for the twelve months ended December 31, 2025. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)